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                                                                    EXHIBIT 99.5

                               SUBSIDIARY GUARANTY

     This SUBSIDIARY GUARANTY is dated as of September 29, 2003 and entered into by THE UNDERSIGNED (each a "GUARANTOR", and together with any future Subsidiaries executing this Subsidiary Guaranty, being collectively referred to herein as the "GUARANTORS") in favor of and for the benefit of Bank of America, N.A., as Agent for and representative of (in such capacity herein called the "GUARANTIED PARTY") the several financial institutions (the "LENDERS") from time to time party to the Credit Agreement referred to below and the Selected Revolving Lenders, and for the benefit of the other Beneficiaries (as hereinafter defined).

                             PRELIMINARY STATEMENTS

     A. Levi Strauss & Co., a Delaware corporation ("LS&CO."), and Levi Strauss Financial Center Corporation, a California corporation ("LSFCC" and together with LS&Co., the "BORROWERS"), have entered into that certain Credit Agreement dated as of September 29, 2003 among the Borrowers, the Lenders and the Agent for the Lenders (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined; the rules of construction contained therein shall govern the interpretation of this Subsidiary Guaranty MUTATIS MUTANDIS).

     B. LS&Co., Levi Strauss International Group Finance Coordination Services Comm V.A., a Belgian corporation, or any successor thereto ("LSIFCS") and certain Material Domestic Subsidiaries of LS&Co. may from time to time enter, or may from time to time have entered, into one or more Selected Revolving Lender Hedge Agreements in accordance with the terms of the Credit Agreement, and it is desired that the obligations of LS&Co., LSIFCS and such Material Domestic Subsidiaries under the Selected Revolving Lender Hedge Agreements, including the obligation of LS&Co., LSIFCS and such Material Domestic Subsidiaries to make payments thereunder in the event of early termination or close out thereof, together with all obligations of the Borrowers under the Credit Agreement and the other Loan Documents, be guarantied hereunder.

     C. LS&Co. and certain of its Subsidiaries may from time to time enter, or may from time to time have entered, into one or more arrangements for Selected Revolving Lender Cash Management Services in accordance with the terms of the Credit Agreement, and it is desired that the obligations of LS&Co. and such Subsidiaries arising in connection with such Selected Revolving Lender Cash Management Services, together with all obligations of the Borrowers under the Credit Agreement and the other Loan Documents, be guarantied hereunder.

     D. The Guarantied Party, the Lenders and each Selected Revolving Lender that has satisfied the requirements of SECTION 17(C) hereof are sometimes referred to herein as the "BENEFICIARIES."

     E. A portion of the proceeds of the Loans may be advanced to the Guarantors, and thus the Guarantied Obligations (as hereinafter defined) are being incurred for and will inure to the benefit of the Guarantors (which benefits are hereby acknowledged).

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     F. It is a condition precedent to the initial extensions of credit by the
Lenders under the Credit Agreement that the Borrowers' obligations thereunder be guarantied by the Guarantors.

     G. The Guarantors are willing irrevocably and unconditionally to guaranty such obligations of the Borrowers.

     NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Guarantied Party to enter into the Credit Agreement and to induce the Selected Revolving Lenders to enter into the Selected Revolving Lender Hedge Agreements and to provide the Selected Revolving Lender Cash Management Services, the Guarantors hereby agree as follows:

     1. GUARANTY. (a) In order to induce (i) the Lenders to extend credit to the Borrowers pursuant to the Credit Agreement, (ii) the entry by the Selected Revolving Lenders into the Selected Revolving Lender Hedge Agreements and (iii) the provision by the Selected Revolving Lenders of the Selected Revolving Lender Cash Management Services, the Guarantors jointly and severally irrevocably and unconditionally guaranty, as primary obligors and not merely as sureties, the due and punctual payment in full of all Guarantied Obligations (as hereinafter defined) when the same shall become due, whether at stated maturity, by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)). The term "GUARANTIED OBLIGATIONS" is used herein in its most comprehensive sense and includes any and all Obligations of the Borrowers, any and all obligations of LS&Co., LSIFCS and each Material Domestic Subsidiary of LS&Co. under the Selected Revolving Lender Hedge Agreements to the extent provided in SECTION 3.7 of the Credit Agreement and any and all obligations of LS&Co. and each of its Subsidiaries in connection with the Selected Revolving Lender Cash Management Services, now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Credit Agreement, the Selected Revolving Lender Hedge Agreements, the Selected Revolving Lender Cash Management Services, this Subsidiary Guaranty and the other Loan Documents, including those arising under successive borrowing transactions under the Credit Agreement which shall either continue the Obligations of the Borrowers or from time to time renew them after they have been satisfied.

     Each Guarantor acknowledges that a portion of the Loans may be advanced to it, that Letters of Credit may be issued for the benefit of its business and that the Guarantied Obligations are being incurred for and will inure to its benefit.

     Any interest on any portion of the Guarantied Obligations that accrues after the commencement of any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of LS&Co., LSFCC, LSIFCS or any of the other Subsidiaries of LS&Co. (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceeding had not been commenced) shall be included in the Guarantied


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Obligations because it is the intention of each Guarantor and the Guarantied
Party that the Guarantied Obligations should be determined without regard to any rule of law or order that may relieve LS&Co., LSFCC, LSIFCS or any of the other Subsidiaries of LS&Co. of any portion of such Guarantied Obligations.

     In the event that all or any portion of the Guarantied Obligations is paid, the obligations of each Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from the Guarantied Party or any other Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guarantied Obligations.

     Subject to the other provisions of this SECTION 1, upon the failure of LS&Co., LSFCC, LSIFCS or any of the other Subsidiaries of LS&Co. to pay any of the Guarantied Obligations when and as the same shall become due, each Guarantor will upon demand pay, or cause to be paid, in cash, to the Guarantied Party for the ratable benefit of the Beneficiaries, an amount equal to the aggregate of the unpaid Guarantied Obligations.

     (b) Anything contained in this Subsidiary Guaranty to the contrary notwithstanding, the obligations of each Guarantor under this Subsidiary Guaranty shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "FRAUDULENT TRANSFER LAWS"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (i) in respect of intercompany indebtedness to any Borrower or other affiliates of any Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and
(ii) under any guaranty which contains a limitation as to maximum amount similar to that set forth in this SECTION 1(B), pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement.

     (c) Each Guarantor under this Subsidiary Guaranty and each guarantor under other guaranties, if any, relating to the Credit Agreement (the "RELATED GUARANTIES") that contain a contribution provision similar to that set forth in this SECTION 1(C), together desire to allocate among themselves (collectively, the "CONTRIBUTING GUARANTORS"), in a fair and equitable manner, their obligations arising under this Subsidiary Guaranty and the Related Guaranties. Accordingly, in the event any payment or distribution is made on any date by a Guarantor under this Subsidiary Guaranty or a guarantor under a Related Guaranty, each such Guarantor or such other guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the maximum amount permitted by law so as to maximize the aggregate amount of the Guarantied Obligations paid to the Beneficiaries.


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     2. GUARANTY ABSOLUTE; CONTINUING GUARANTY. The obligations of each
Guarantor hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees that: (a) this Subsidiary Guaranty is a guaranty of payment when due and not of collectibility; (b) the Guarantied Party may enforce this Subsidiary Guaranty upon the occurrence of an Event of Default under the Credit Agreement notwithstanding the existence of any dispute between LS&Co., LSFCC, LSIFCS, any of the other Subsidiaries of LS&Co., or any Guarantor and any Beneficiary with respect to the existence of such event; (c) the obligations of each Guarantor hereunder are independent of each of the obligations of the Borrowers under the Loan Documents, of LS&Co., LSFCC, LSIFCS or any Material Domestic Subsidiary of LS&Co. under the Selected Revolving Lender Hedge Agreements, of LS&Co. or any of its Subsidiaries in connection with any Selected Revolving Lender Cash Management Services and a separate action or actions may be brought and prosecuted against each Guarantor whether or not any action is brought against LS&Co., LSFCC, LSIFCS, any of the other Subsidiaries of LS&Co. or any of such other Guarantors and whether or not LS&Co., LSFCC, LSIFCS, any of the other Subsidiaries of LS&Co. or any other Guarantor is joined in any such action or actions; and (d) a payment of a portion, but not all, of the Guarantied Obligations by one or more Guarantors shall in no way limit, affect, modify or abridge the liability of such or any other Guarantor for any portion of the Guarantied Obligations that has not been paid. This Subsidiary Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its successors and assigns, and each Guarantor irrevocably waives any right to revoke this Subsidiary Guaranty as to future transactions giving rise to any Guarantied Obligations.

     3. ACTIONS BY THE BENEFICIARIES. Any Beneficiary may from time to time, without notice or demand and without affecting the validity or enforceability of this Subsidiary Guaranty or giving rise to any limitation, impairment or discharge of any Guarantor's liability hereunder, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Subsidiary Guaranty or the Guarantied Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person with respect to the Guarantied Obligations, (e) enforce and apply any security now or hereafter held by or for the benefit of any Beneficiary in respect of this Subsidiary Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Guarantied Party or the other Beneficiaries, or any of them, may have against any such security, as Guarantied Party in its discretion may determine consistent with the Credit Agreement, the Selected Revolving Lender Hedge Agreements or the Selected Revolving Lender Cash Management Services and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable and (f) exercise any other rights available to the Guarantied Party or the other Beneficiaries, or any of them, under the Loan Documents, the


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Selected Revolving Lender Hedge Agreements or the Selected Revolving Lender Cash
Management Services.

     4. NO DISCHARGE. This Subsidiary Guaranty and the obligations of the Guarantors hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Guarantied Obligations), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (a) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations, (b) any waiver or modification of, or any consent to departure from, any of the terms or provisions of the Credit Agreement, any of the other Loan Documents, the Selected Revolving Lender Hedge Agreements, any Selected Revolving Lender Cash Management Services or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guarantied Obligations, (c) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (d) the application of payments received from any source to the payment of indebtedness other than the Guarantied Obligations, even though the Guarantied Party or the other Beneficiaries, or any of them, might have elected to apply such payment to any part or all of the Guarantied Obligations, (e) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations, (f) any defenses, set-offs or counterclaims which LS&Co., LSFCC, LSIFCS, any other Guarantor or any other Subsidiary of LS&Co. may assert against the Guarantied Party or any Beneficiary in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury and (g) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of a Guarantor as an obligor in respect of the Guarantied Obligations.

     5. WAIVERS. Each Guarantor waives, for the benefit of the Beneficiaries:
(a) any right to require the Guarantied Party or the other Beneficiaries, as a condition of payment or performance by such Guarantor, to (i) proceed against LS&Co., LSFCC or LSIFCS, any other guarantor (including any other Guarantor) of the Guarantied Obligations, any other Subsidiary of LS&Co. or any other Person,
(ii) proceed against or exhaust any security held from LS&Co., LSFCC or LSIFCS, any other guarantor of the Guarantied Obligations, any other Subsidiary of LS&Co. or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of LS&Co., LSFCC, LSIFCS, any other Guarantor, any other Subsidiary of LS&Co. or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of LS&Co., LSFCC, LSIFCS, any other Guarantor or any other Subsidiary of LS&Co. including any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of LS&Co., LSFCC, LSIFCS, any other Guarantor or any other Subsidiary of LS&Co. from any cause other than payment in full of the Guarantied Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any


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defense based upon the Guarantied Party's or any other Beneficiary's errors or omissions in the administration of the Guarantied Obligations, except behavior that amounts to gross negligence or willful misconduct; (e) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Subsidiary Guaranty and any legal or equitable discharge of such Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any Lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Subsidiary Guaranty, notices of default under the Credit Agreement, notices of default, close out or early termination under any Selected Revolving Lender Hedge Agreements or any agreement or instrument related thereto, notices in connection with any event relating to any Selected Revolving Lender Cash Management Services, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to LS&Co., LSFCC, LSIFCS, any other Guarantor or any other Subsidiary of LS&Co. and notices of any of the matters referred to in SECTIONS 3 and 4 hereof and any right to consent to any thereof; and (g) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Subsidiary Guaranty.

     As used in this paragraph, any reference to "the principal" includes LS&Co., LSFCC, LSIFCS, any other Material Domestic Subsidiary party to any Selected Revolving Lender Hedge Agreements and any other Subsidiary of LS&Co. party to any arrangement relating to Selected Revolving Lender Cash Management Services and any reference to "the creditor" includes the Guarantied Party and each other Beneficiary. In accordance with Section 2856 of the California Civil Code each Guarantor waives any and all rights and defenses available to it by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code, including any and all rights or defenses such Guarantor may have because the Guarantied Obligations are secured by real property or by reason of protection afforded to the principal with respect to any of the Guarantied Obligations, or to any other guarantor of any of the Guarantied Obligations with respect to any of such guarantor's obligations under its guaranty, in either case pursuant to the antideficiency or other laws of the State of California limiting or discharging the principal's indebtedness or such guarantor's obligations, including Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure. Consequently, among other things: (1) the creditor may collect from such Guarantor without first foreclosing on any real or personal property collateral pledged by the principal; and (2) if the creditor forecloses on any real property collateral pledged by the principal: (A) the amount of the Guarantied Obligations may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price and (B) the creditor may collect from such Guarantor even if the creditor, by foreclosing on the real property collateral, has destroyed any right such Guarantor may have to collect from the principal. This is an unconditional and irrevocable waiver of any right and defenses such Guarantor may have because the Guarantied Obligations are secured by real property. Each Guarantor also waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guarantied Obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or


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otherwise; and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other guarantor of any of the Guarantied Obligations, has destroyed such Guarantor's rights of contribution against such other guarantor. No other provision of this Subsidiary Guaranty shall be construed as limiting the generality of any of the covenants and waivers set forth in this paragraph.

     6. GUARANTORS' RIGHTS OF SUBROGATION, CONTRIBUTION, ETC.; SUBORDINATION OF OTHER OBLIGATIONS. Each Guarantor waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against LS&Co., LSFCC, LSIFCS, any other Guarantor, any other Subsidiary of LS&Co. or their respective assets in connection with this Subsidiary Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute (including under California Civil Code Section 2847, 2848 or 2849), under common law or otherwise and including (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against LS&Co., LSFCC, LSIFCS, any other Guarantor or any other Subsidiary of LS&Co., (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against LS&Co., LSFCC, LSIFCS, any other Guarantor or any other Subsidiary of LS&Co. and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guarantied Obligations shall have been paid in full, the Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor of any of the Guarantied Obligations. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against LS&Co., LSFCC, LSIFCS, any other Guarantor or any other Subsidiary of LS&Co. or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights the Guarantied Party or the other Beneficiaries may have against LS&Co., LSFCC, LSIFCS, any other Guarantor or any other Subsidiary of LS&Co., to all right, title and interest the Guarantied Party or the other Beneficiaries may have in any such collateral or security, and to any right the Guarantied Party or the other Beneficiaries may have against such other guarantor.

     Any indebtedness of LS&Co., LSFCC, LSIFCS, any other Guarantor or any other Subsidiary of LS&Co. now or hereafter held by any Guarantor is subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of LS&Co., LSFCC, LSIFCS, any other Guarantor or any other Subsidiary of LS&Co. to a Guarantor collected or received by such Guarantor after an Event of Default has occurred and is continuing, and any amount paid to a Guarantor on account of any subrogation, reimbursement, indemnification or contribution rights referred to in the preceding paragraph when all Guarantied Obligations have not been paid in full, shall be held in trust for the Guarantied Party on behalf of the Beneficiaries and shall forthwith be paid over to the Guarantied Party for the benefit of the Beneficiaries to be credited and applied against the Guarantied Obligations.


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     7. EXPENSES. The Guarantors jointly and severally agree to pay or reimburse the Guarantied Party and each Beneficiary for all costs and expenses incurred in connection with the enforcement, attempted enforcement or preservation of any rights or remedies under this Subsidiary Guaranty, including all Attorney Costs.

     8. FINANCIAL CONDITION OF LS&CO., LSFCC, LSIFCS, ANY OTHER GUARANTOR OR ANY OTHER SUBSIDIARY OF LS&CO. No Beneficiary shall have any obligation, and each Guarantor waives any duty on the part of any Beneficiary, to disclose or discuss with such Guarantor its assessment, or such Guarantor's assessment, of the financial condition of LS&Co., LSFCC, LSIFCS, any other Guarantor or any other Subsidiary of LS&Co. or any matter or fact relating to the business, operations or condition of LS&Co., LSFCC, LSIFCS, any other Guarantor or any other Subsidiary of LS&Co. Each Guarantor has adequate means to obtain information from LS&Co., LSFCC, LSIFCS, any other Guarantor or any other Subsidiary of LS&Co. on a continuing basis concerning the financial condition of LS&Co., LSFCC, LSIFCS, any other Guarantor or any other Subsidiary of LS&Co. and its ability to perform its obligations under the Loan Documents and the Selected Revolving Lender Hedge Agreements, and in connection with any Selected Revolving Lender Cash Management Services, as the case may be, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of LS&Co., LSFCC, LSIFCS, any other Guarantor or any other Subsidiary of LS&Co. and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations.

     9. REPRESENTATIONS AND WARRANTIES. Each Guarantor makes, for the benefit of the Beneficiaries, each of the representations and warranties made in the Credit Agreement by the Borrowers as to such Guarantor, its assets, financial condition, operations, organization, legal status, business and the Loan Documents to which it is a party.

     10. COVENANTS. Each Guarantor agrees that, so long as any part of the Guarantied Obligations shall remain unpaid, any Letter of Credit shall be outstanding and any Lender shall have any Commitment, such Guarantor will, unless Majority Lenders shall otherwise consent in writing, perform or observe, and cause its Subsidiaries to perform or observe, all of the terms, covenants and agreements that the Loan Documents, any Selected Revolving Lender Hedge Agreement or any document entered into in connection with Selected Revolving Lender Cash Management Services state that the Borrowers are to cause a Guarantor and such Subsidiaries to perform or observe.


     11. SET OFF. In addition to any other rights any Beneficiary may have under law or in equity, if any amount shall at any time be due and owing by a Guarantor to any Beneficiary under this Subsidiary Guaranty, such Beneficiary is authorized at any time or from time to time, without notice (any such notice being expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of such Beneficiary owing to a Guarantor and any other property of such Guarantor held by a Beneficiary to or for the credit or the account of such Guarantor against and on account of the Guarantied Obligations and liabilities of such Guarantor to any Beneficiary under this Subsidiary Guaranty.


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     12. DISCHARGE OF GUARANTY.

     (a) If all of the stock of a Guarantor or any of its successors in interest under this Subsidiary Guaranty shall be sold or otherwise disposed of (including by merger or consolidation) in any sale or other disposition to a Person (other than a Subsidiary or an Affiliate of LS&Co.) not prohibited by the Credit Agreement or otherwise consented to by Majority Lenders, the obligations of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such sale; provided that, if the sale of such stock constitutes a disposition of assets as a condition precedent to such discharge and release, the Guarantied Party shall have received evidence satisfactory to it that arrangements satisfactory to it have been made for delivery in cash to the Guarantied Party of the Net Proceeds (if any) as required by the Credit Agreement.

     (b) In the event that the obligations of any Guarantor hereunder are released and discharged by the Agent under the Credit Agreement for any reason, such release and discharge shall be effective to release and discharge the obligations of such Guarantor hereunder with respect to all Obligations (including all obligations of LS&Co., LSIFCS and each Material Domestic Subsidiary of LS&Co. under the Selected Revolving Lender Hedge Agreements and any and all obligations of LS&Co. and each of its Subsidiaries incurred in connection with the Selected Revolving Lender Cash Management Services).

     13. AMENDMENTS; WAIVERS; CUMULATIVE REMEDIES.

     (a) No amendment, modification, termination or waiver of any provision of this Subsidiary Guaranty, and no consent to any departure by any Guarantor therefrom, shall in any event be effective without the written concurrence of the Guarantied Party and, in the case of any such amendment or modification, the Guarantors. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     (b) No failure by the Guarantied Party or any other Beneficiary to exercise any right, remedy, or option under this Subsidiary Guaranty or any present or future supplement thereto, or in any other agreement between or among the Guarantors and the Guarantied Party and/or any other Beneficiary, or delay by the Guarantied Party or any other Beneficiary in exercising the same, will operate as a waiver thereof. No waiver by Guarantied party or any other Beneficiary on any occasion shall affect or diminish the Guarantied Party's and each other Beneficiary's rights thereafter to require strict performance by one or more of the Guarantors of any provision of this Subsidiary Guaranty.

     (c) The Guarantied Party's and each other Beneficiary's rights under this Subsidiary Guaranty will be cumulative and not exclusive of any other right or remedy which the Guarantied Party or any other Beneficiary may have.

     14. MISCELLANEOUS.

     It is not necessary for the Beneficiaries to inquire into the capacity or powers of any Guarantor, LS&Co., LSFCC, LSIFCS or any other Subsidiary of LS&Co., or the officers, directors or any agents acting or purporting to act on behalf of any of them.

     The illegality or unenforceability of any provision of this Subsidiary Guaranty or any Loan Document or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Subsidiary Guaranty or any instrument or agreement required hereunder.

     The provisions of this Subsidiary Guaranty shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; PROVIDED, HOWEVER, that no interest herein may be assigned by any Guarantor without prior written consent of each Beneficiary. The rights and benefits of the Beneficiaries hereunder shall, if such Beneficiaries agree, inure to any party acquiring any interest in the Obligations or any part thereof.

     The captions contained in this Subsidiary Guaranty are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

     All rights, remedies and powers provided in this Subsidiary Guaranty may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Subsidiary Guaranty are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Subsidiary Guaranty invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

     The parties hereto have participated jointly in the negotiation and drafting of this Subsidiary Guaranty. In the event an ambiguity or question of intent or interpretation arises, this Subsidiary Guaranty shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Subsidiary Guaranty.

     Each of the parties represents to each other party hereto that it has discussed this Subsidiary Guaranty and, specifically, the provisions of SECTIONS 18 and 19, with its counsel.

     NO CLAIM MAY BE MADE BY THE GUARANTORS, ANY LENDER OR ANY SELECTED REVOLVING LENDER FOR WHICH THE GUARANTIED PARTY HAS RECEIVED THE NOTICE REQUIRED BY SECTION 17(C) HEREOF OR OTHER PERSON AGAINST THE GUARANTIED PARTY OR ANY OTHER BENEFICIARY, OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, REPRESENTATIVES, AGENTS OR ATTORNEYS-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS SUBSIDIARY GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND

THE GUARANTORS, EACH LENDER AND EACH SELECTED REVOLVING LENDER FOR WHICH THE GUARANTIED PARTY HAS RECEIVED THE NOTICE REQUIRED BY SECTION 17(C) HEREBY WAIVE, RELEASE AND AGREE NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

     15. ADDITIONAL GUARANTORS. The initial Guarantor(s) hereunder shall be such of the Domestic Subsidiaries of LS&Co. as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, Subsidiaries of LS&Co. may become parties hereto, as additional Guarantors (each an "ADDITIONAL GUARANTOR"), by executing a counterpart, a form of which is attached hereto as EXHIBIT A, of this Subsidiary Guaranty. Upon delivery of any such counterpart to the Guarantied Party, notice of which is hereby waived by the Guarantors, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of the Guarantied Party not to cause any Subsidiary of LS&Co. to become an Additional Guarantor hereunder. This Subsidiary Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

     16. COUNTERPARTS; EFFECTIVENESS. This Subsidiary Guaranty may be executed in any number of counterparts, and by the Guarantied Party and each Guarantor in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Subsidiary Guaranty shall become effective as to each Guarantor upon the execution of a counterpart hereof by such Guarantor (whether or not a counterpart hereof shall have been executed by any other Guarantor). Any counterpart of this Subsidiary Guaranty may be transmitted and/or signed by facsimile. The effectiveness of such counterpart and signatures shall, subject to any applicable law, have the same force and effect as manually-signed originals and shall be binding on all Guarantors. The Guarantied Party may also require that any such counterpart and signatures be confirmed by a manually-signed original thereof; PROVIDED, HOWEVER, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile counterpart or signature.

     17. THE GUARANTIED PARTY AS AGENT.

     (a) The Guarantied Party has been appointed to act as Guarantied Party hereunder by the Lenders. The Guarantied Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights and to take or refrain from taking any action, solely in accordance with this Subsidiary Guaranty and the Credit Agreement.

     (b) The Guarantied Party shall at all times be the same Person that is the Agent under the Credit Agreement. Written notice of resignation by the Agent pursuant to Section 12.9 of the Credit Agreement shall also constitute notice of resignation as Guarantied Party under this Subsidiary Guaranty; and appointment of a successor agent pursuant to Section 12.9 of the Credit Agreement shall also constitute appointment of a successor Guarantied Party under this Subsidiary Guaranty. Upon the acceptance of any appointment as agent under Section 12.9 of the Credit Agreement by a successor agent, that successor agent shall thereupon succeed to become vested with all the rights, powers, privileges and duties of the retiring Guarantied Party under this Subsidiary Guaranty, and the retiring Guarantied Party under this Subsidiary Guaranty shall promptly (i) transfer to such successor Guarantied Party all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Guarantied Party under this Subsidiary Guaranty and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Guarantied Party of the rights created hereunder, whereupon such retiring Guarantied Party shall be discharged from its duties and obligations under this Subsidiary Guaranty. After any retiring Guarantied Party's resignation hereunder as Guarantied Party, the provisions of this Subsidiary Guaranty shall inure to its benefits as to any actions taken or omitted to be taken by it under this Subsidiary Guaranty while it was the Guarantied Party hereunder.

     (c) The Guarantied Party shall not be deemed to have any duty whatsoever with respect to any Selected Revolving Lender until it shall have received written notice in form and substance satisfactory to the Guarantied Party from a Borrower, a Guarantor or the Selected Revolving Lender as to the existence and terms of the applicable Selected Revolving Lender Hedge Agreement or Selected Revolving Lender Cash Management Services and unless such Selected Revolving Lender has satisfied the requirements of the proviso in SECTION 3.7 of the Credit Agreement. Each such Selected Revolving Lender, by its acceptance of the benefits hereof, hereby appoints the Guarantied Party as Agent for such Selected Revolving Lender for purposes of this Subsidiary Guaranty.

     18. GOVERNING LAW; CHOICE OF FORUM; SERVICE OF PROCESS.

     (a) THIS SUBSIDIARY GUARANTY SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF CALIFORNIA; PROVIDED THAT THE GUARANTIED PARTY AND THE OTHER BENEFICIARIES SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SUBSIDIARY GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES OF AMERICA LOCATED IN LOS ANGELES COUNTY, CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS SUBSIDIARY GUARANTY, EACH OF THE GUARANTORS, THE GUARANTIED PARTY AND THE OTHER BENEFICIARIES CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE GUARANTORS, THE GUARANTIED PARTY AND THE OTHER BENEFICIARIES IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH

JURISDICTION IN RESPECT OF THIS SUBSIDIARY GUARANTY OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE GUARANTIED PARTY AND THE OTHER BENEFICIARIES SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST EACH GUARANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE GUARANTIED PARTY OR THE OTHER BENEFICIARIES DEEM NECESSARY OR APPROPRIATE IN ORDER TO ENFORCE THIS GUARANTY AND (2) EACH OF THE GUARANTORS, THE GUARANTIED PARTY AND THE OTHER BENEFICIARIES ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

     (c) EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO EACH GUARANTOR AT ITS ADDRESS SET FORTH ON THE SIGNATURE PAGES HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE GUARANTIED PARTY OR THE OTHER BENEFECIARIES TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

     (d) NOTWITHSTANDING ANY OTHER PROVISION OF THIS SUBSIDIARY GUARANTY TO THE CONTRARY, ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL AT THE REQUEST OF ANY PARTY HERETO BE DETERMINED BY BINDING ARBITRATION. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuant to a provisional or ancillary remedy shall not constitute a waiver of the right of either party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

     (e) Notwithstanding the provisions of (d) above, no controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim arises from or related to an obligation to any Beneficiary which is secured by real estate property collateral (exclusive of real estate space lease assignments). If all the parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim shall be determined as provided in SECTION 18(F).

     (f) At the request of any party a controversy or claim which is not submitted to arbitration as provided and limited in SECTIONS 18(D) and (E) shall be determined by judicial reference. If such an election is made, the parties shall designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced.

     (g) No provision of SECTIONS 18(D) through (G) shall limit the right of the Guarantied Party or the other Beneficiaries to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At the Guarantied Party's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

     19. WAIVER OF JURY TRIAL. SUBJECT TO THE PROVISIONS OF SECTION 18, THE GUARANTORS, THE GUARANTIED PARTY AND THE OTHER BENEFICIARIES EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS SUBSIDIARY GUARANTY, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE GUARANTORS, THE GUARANTIED PARTY AND THE OTHER BENEFICIARIES EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE GUARANTORS, THE GUARANTIED PARTY AND THE OTHER BENEFICIARIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SUBSIDIARY GUARANTY OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSIDIARY GUARANTY AND THE OTHER LOAN DOCUMENTS.


         [The remainder of this page has been intentionally left blank.]

                  IN WITNESS WHEREOF, each Guarantor has caused this Subsidiary Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.




                                       BATTERY STREET ENTERPRISES, INC.


                                       By:
                                          ______________________________________
                                       Name:    Joseph M. Maurer
                                       Title:   Treasurer

                                       Address: Levi's Plaza
                                                1155 Battery Street
                                                San Francisco, CA 94111



                                       HARTWELL COMMODITIES GROUP


                                       By:
                                          ______________________________________
                                       Name:    Joseph M. Maurer
                                       Title:   Treasurer

                                       Address: Levi's Plaza
                                                1155 Battery Street
                                                San Francisco, CA 94111




                                       LEVI STRAUSS GLOBAL FULFILLMENT
                                       SERVICES, INC.


                                       By:
                                          ______________________________________
                                       Name:    Joseph M. Maurer
                                       Title:   Treasurer

                                       Address: Levi's Plaza
                                                1155 Battery Street
                                                San Francisco, CA 94111

                                       LEVI STRAUSS GLOBAL
                                       OPERATIONS, INC.


                                       By:
                                          ______________________________________
                                       Name:    Joseph M. Maurer
                                       Title:   Treasurer

                                       Address: Levi's Plaza
                                                1155 Battery Street
                                                San Francisco, CA 94111





                                       LEVI STRAUSS INTERNATIONAL


                                       By:
                                          ______________________________________
                                       Name:    Joseph M. Maurer
                                       Title:   Treasurer

                                       Address: Levi's Plaza
                                                1155 Battery Street
                                                San Francisco, CA 94111

                                       LEVI STRAUSS INTERNATIONAL, INC.


                                       By:
                                          ______________________________________
                                       Name:    Joseph M. Maurer
                                       Title:   Treasurer

                                       Address: Levi's Plaza
                                                1155 Battery Street
                                                San Francisco, CA 94111



                                       LEVI STRAUSS RECEIVABLES FUNDING, LLC


                                       By:
                                          ______________________________________
                                       Name:    Joseph M. Maurer
                                       Title:   Treasurer

                                       Address: Levi's Plaza
                                                1155 Battery Street
                                                San Francisco, CA 94111




                                       LEVI STRAUSS SECURITIZATION CORP.


                                       By:
                                          ______________________________________
                                       Name:    Joseph M. Maurer
                                       Title:   Treasurer

                                       Address: Levi's Plaza
                                                1155 Battery Street
                                                San Francisco, CA 94111

                                       LEVI STRAUSS SERVICES INC.


                                       By:
                                          ______________________________________
                                       Name:    Joseph M. Maurer
                                       Title:   Treasurer

                                       Address: Levi's Plaza
                                                1155 Battery Street
                                                San Francisco, CA 94111



                                       LEVI STRAUSS, U.S.A., LLC


                                       By:
                                          ______________________________________
                                       Name:    Joseph M. Maurer
                                       Title:   Treasurer

                                       Address: Levi's Plaza
                                                1155 Battery Street
                                                San Francisco, CA 94111




                                       LEVI STRAUSS- ARGENTINA, LLC


                                       By:
                                          ______________________________________
                                       Name:    Joseph M. Maurer
                                       Title:   Treasurer

                                       Address: Levi's Plaza
                                                1155 Battery Street
                                                San Francisco, CA 94111

                                       LEVI'S ONLY STORES, INC.


                                       By:
                                          ______________________________________
                                       Name:    Joseph M. Maurer
                                       Title:   Treasurer

                                       Address: Levi's Plaza
                                                1155 Battery Street
                                                San Francisco, CA 94111



                                       NF INDUSTRIES, INC.


                                       By:
                                          ______________________________________
                                       Name:    Joseph M. Maurer
                                       Title:   Treasurer

                                       Address: Levi's Plaza
                                                1155 Battery Street
                                                San Francisco, CA 94111

ACKNOWLEDGED AND FOR PURPOSES OF
THE WAIVER OF JURY TRIAL SET FORTH
IN SECTION 19 HEREOF ONLY, AGREED AS
OF THE DATE FIRST WRITTEN ABOVE

BANK OF AMERICA, N.A.,
as Agent as Guarantied Party


By:
     __________________________________
Name:
Title:

                                  EXHIBIT A TO

                               SUBSIDIARY GUARANTY

                  Form of Counterpart for Additional Guarantors


                  This COUNTERPART (this "COUNTERPART"), dated as of _______, _____, is delivered pursuant to Section 15 of the Guaranty referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Guaranty, dated as of September 29, 2003 (as it may be from time to time amended, supplemented, restated or otherwise modified, the "GUARANTY"; the terms defined therein being used herein as therein defined), among the Guarantors named therein and Bank of America, N.A., as Guarantied Party. The undersigned, by executing and delivering this Counterpart, hereby becomes an Additional Guarantor under the Guaranty in accordance with Section 15 thereof and agrees to be bound by all of the terms thereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Counterpart to be duly executed and delivered by its officer thereunto duly authorized as of ______________, ____.

                                     [NAME OF ADDITIONAL GUARANTOR]

                                     By:
                                        ________________________________________
                                     Name:
                                          ______________________________________
                                     Title:
                                           _____________________________________

                                     Address: __________________________________

                                              __________________________________

                                              __________________________________


                                       A-1